SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2014
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Use of Estimates:

Use of Estimates:

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant judgment and estimates are used for revenue recognition, allowances for doubtful accounts and sales returns, tax valuation allowances, inventory write-down, deferred costs, accrued product warranty costs, provisions for contract losses, investment impairments, stock-based compensation expense, loss contingencies and restructuring expenses among others. Actual results could differ materially from those estimates.

Cash and Cash Equivalents:

Cash and Cash Equivalents:

Cash and cash equivalents consist of highly liquid instruments with original maturities of three months or less. Approximately 29%, or $22.5 million of cash and cash equivalents were held by the Company's subsidiaries in the U.S. as of December 31, 2014. The remainder was held by the other UTStarcom entities throughout the world. As of December 31, 2014, approximately 19%, or $14.5 million, of the Company's cash and cash equivalents were held by its subsidiaries in China and China imposes currency exchange controls on transfers of funds outside of China. Cash and cash equivalents are invested in short-term bank deposits and similar short duration instruments that are highly liquid and readily convertible with fixed maturities from overnight to three months.

Restricted Cash:

Restricted Cash:

As of December 31, 2014, the Company had short-term restricted cash of $13.7 million, and had long-term restricted cash of $3.4 million included in other long-term assets. As of December 31, 2013, the Company had short-term restricted cash of $9.8 million, and had long-term restricted cash of $4.9 million included in other long-term assets. These amounts primarily collateralize the Company's issuances of performance bonds, warranty bonds, standby and commercial letters of credit.

Investments:

Investments:

The Company's investments consist principally of bank notes debt and equity securities classified as available for sale and cost and equity method investments in privately held companies. The investments in equity securities of privately held companies in which the Company holds less than 20% voting interest and on which the Company does not have the ability to exercise significant influence are accounted for under ASC 325, “Investments—Other” using the cost method. Under the cost method, these investments are carried at the lower of cost or fair market value. The investments in equity securities of privately held companies in which the Company holds at least 20% but less than 50% voting interest and on which the Company has the ability to exercise significant influence are accounted for under ASC 323, “Investments—Equity Method and Joint Ventures” using the equity method. Investments in debt securities that are classified as available for sale are measured at fair value in the statement of financial position under ASC 320, “Investments—Debt and Equity Securities”. Unrealized holding gains and losses for available-for-sale securities (including those classified as current assets) will be excluded from earnings and reported in other comprehensive income until realized except as indicated in the following paragraph.

The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

Revenue Recognition:

Revenue Recognition:

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectability is reasonably assured. The Company assesses collectability based on a number of factors, including payment history and the credit worthiness of the customer. If the Company determines that collection is not reasonably assured, the Company defers revenue recognition until collection becomes reasonably assured, which is generally upon receipt of cash. If the payment due from the customer is not fixed or determinable due to extended payment terms, revenue is recognized as payments become due and payable by the customer, assuming all other criteria for revenue recognition are met. Any payments received prior to revenue recognition are recorded as customer advances. Any expected losses on contracts are recognized when identified on an individual basis in accordance with the prevailing accounting guidance for the respective contract.

When a sales arrangement contains multiple deliverable elements or multiple element arrangements, the Company allocates revenue to each element based on the relative selling price of each element. Under this approach, the selling price of a deliverable is determined by using a selling price hierarchy that requires the use of vendor-specific objective evidence, or VSOE of fair value, if available, third-party evidence, or TPE of selling price if VSOE is not available or management's best estimate of selling prices, or BESP if neither VSOE nor TPE is available.

VSOE is the selling price using the price charged by the Company for a deliverable when sold separately. When there is no VSOE, the Company uses management's BESP in the allocation of arrangement consideration. Therefore, the Company typically is not able to determine TPE for its products or services. TPE of selling price is determined by evaluating similar competitor deliverables when sold separately to similarly situated customers. Generally, the Company's products differ from that of its peers, in that its product offerings are directed towards the integration of telecom, broadband and cable television networks and as such, usually entail a significant level of differentiation or customization for its customers such that the comparable pricing of products with similar functionality cannot be obtained. Furthermore, the Company is unable to reliably determine what similar competitor products' selling prices are on a stand-alone basis.

Multiple element arrangements primarily involve the sale of hardware systems, installation and training. In addition, while not separately sold, the arrangement may include extended warranties that cover product repairs, maintenance services, and software updates for the software components that are essential to the functionality of the hardware systems or equipment. Revenue consideration allocated to each element under the relative selling price method is recognized as each element is earned, namely upon installation and acceptance of equipment or delivery of terminals, the delivered element(s) has stand-alone value, there is no right of return on delivered element(s), and the Company is in control of the undelivered element(s). For arrangements that include service elements, including technical support and installation and also training, revenue is deferred until such services are deemed complete. Revenue from extended warranties is recognized ratably over the contract period of the extended warranty services.

Final acceptance is required for revenue recognition when installation services are not considered perfunctory. Final acceptance indicates that the customer has fully accepted delivery and installation, if any, of equipment and the Company is entitled to full payment. The Company does not recognize revenue before final acceptance is granted by the customer if acceptance is considered substantive to the transaction.

In connection with the restructuring of the telecommunication industry in China, the Ministry of Industry and Information Technology ("MIIT") announced that PAS services in China would be phased out by January 1, 2012. The Company still had $13.2 million of deferred revenue associated with unfulfilled contractual obligations for its historical PAS infrastructure contracts as of December 31, 2011. Such amounts were deferred at its VSOE of fair value according to the terms of the contracts. Upon the phasing out of the PAS services as required by the MIIT announcement, the Company took appropriate actions, such as communicating with its customers regarding the termination of such services, to legally release those obligations. Accordingly, approximately $8.1 million of the deferred revenue was released in 2012 upon the completion of the appropriate legal actions. The remaining balance of $5.1 million was included as the part of the liabilities transferred to the buyer on the IPTV divestiture in August 2012. However, as customers were unwilling to have customer contracts assigned to the buyer, the Company is still the primary obligor for most of the. Therefore, the deferred revenue is still included in the Company's Consolidated Balance Sheet. See “Note 3—Divestitures”.

Revenue from fixed price contracts that include a requirement for significant software modification or customization is recognized using the completed contract method of accounting whereby no revenue is recognized prior to the completion of the project, because for contracts involving unique requirements the Company is unable to make reasonably dependable estimates of progress towards meeting contractual requirements. In the event estimated total project costs exceed estimated total project revenues, the entire estimated loss is charged to operations in the period in which the loss becomes probable and can be reasonably estimated. The complexity of the estimation process and judgments about internal and external factors including labor utilization, changes to specifications and testing requirements, time required for performance and resulting incurrence of contract penalties, and the performance of subcontractors affect the estimation process.

The Company will recognize gross revenue based on the amount billed to customers, when all revenue recognition criteria have been met for transactions where the Company is a reseller. For these transactions the Company is responsible to fulfill the contracts' obligations, and assumes both the general inventory risk as well as the credit risk.

The assessment of collectability is also a factor in determining whether revenue should be recognized. The Company assesses collectability based on a number of factors, including payment history and the credit-worthiness of the customer. The Company does not request collateral from its customers. In international sales, the Company may require letters of credit from its customers that can be drawn on demand if the customer defaults on its payment. If the Company determines that collection of a payment is not reasonably assured, the Company defers revenue recognition until collection becomes reasonably assured, which is generally upon receipt of cash.

On August 31, 2012, the Company completed the divestiture of its IPTV business. As a result, the Company divested the IPTV business, transferring all assets, liabilities and managerial duties to the buyer. As some customers were not willing to assign their contracts to the buyer, the Company is still the primary obligor for those contracts that were not legally assigned to the buyer. Even though the Company signed back-to-back contracts to transfer all obligations and associated economic risks and benefits to the buyer, from the customer point of view, the Company is the sole obligor to their contracts. If the buyer fails to fulfil its obligations under the back to back contracts with respect to these un-assigned contracts with the Company, the company is still obligated to fulfil the obligations under the un-assigned contracts with the customers. Therefore, the Company was not able to derecognize the related liabilities of those un-assigned contracts. The Company continued to recognize revenue for those unassigned contracts when they met the revenue recognition criteria as mentioned above. At the same time, the Company would recognize an equal amount of the deferred costs associated with those contracts. Therefore, there would be no gross profit impact from the future revenue recognition of these unassigned contracts. The Company would continue to derecognize both the liabilities and deferred costs when the related contracts were legally assigned subsequently. During the years ended December 31, 2014 and 2013, the Company recorded $4.3 million and $1.4 million respectively, and during the post divestiture period of 2012, the Company recorded $2.2 million, in the Consolidated Statements of Operations and Comprehensive Loss due to meeting the revenue recognition criteria. As of December 31, 2014, the Company still had both liabilities and deferred costs of $21.5 million related to those un-assigned contracts. See “Note 3—Divestitures”.

Because of the nature of doing business in China and other emerging markets, the Company's billings and/or customer payments may not correlate with the contractual payment terms. The Company generally does not enforce contractual payment terms prior to final acceptance. Accordingly, accounts receivable are not recorded until the Company recognizes the related customer revenue. Advances from customers are recognized when the Company has collected cash from the customer, prior to recognizing revenue. Deferred revenue is recorded if there are undelivered elements after final acceptance has been obtained. The Company had current deferred revenue of $26.8 million and $29.1 million, and long-term deferred revenue of $18.3 million and $35.3 million at December 31, 2014 and 2013, respectively. Costs related to deferred revenue are also deferred until revenue is recognized. See “Deferred Costs” below.

Product Warranty:

Product Warranty:

The Company provides a warranty on its equipment and terminal sales for periods generally ranging from one to two years from the time of final acceptance. At times, the Company has entered into arrangements to provide limited warranty services for periods longer than two years. The Company provides for the expected cost of product warranties at the time that revenue is recognized based on an assessment of past warranty experience and when specific circumstances dictate. The Company assesses the adequacy of its recorded warranty liability every quarter and makes adjustments to the liabilities if necessary. Specific warranty accruals are reversed upon the expiration of the warranty period and are recorded as reduction of cost of sales. Warranty accrual reversals were $0.1 million, $0.1 million and $0.3 million in 2014, 2013 and 2012, respectively. From time to time, the Company may be subject to additional costs related to non-standard warranty claims from its customers. If and when this occurs, the Company estimates additional accruals based on historical experience, communication with its customers and various assumptions that the Company believes to be reasonable under the circumstances. Such additional warranty accruals are recorded in the period in which the additional costs are identified.

Receivables:

Receivables:

Although the Company evaluates customer credit worthiness prior to a sale, the Company provides an allowance for doubtful accounts for the estimated loss on trade and notes receivable when collection may no longer be reasonably assured. The Company assesses collectability of receivables based on a number of factors including analysis of creditworthiness, the Company's historical collection history and current economic conditions, its ability to collect payment and on the length of time an individual receivable balance is outstanding. The Company's policy for determining the allowance for doubtful accounts includes both specific allowances for balances known to be uncollectible and a formula-based portfolio approach, based on aging of the accounts receivable, as a part of management's review of the overall allowance for doubtful accounts. This formula-based approach involves aging of the Company's accounts receivable and applying a percentage based on the Company's historical experience. The Company evaluates the percentages applied to each category of aged accounts receivable periodically based on actual history of write-offs and collections and refines this formula-based approach accordingly for use in future periods. Receivable balances are written off when the Company has sufficient evidence to prove that they are uncollectible.

Inventories:

Inventories:

Inventories consist of product held at the Company's manufacturing facility and warehouses, as well as finished goods at customer sites for which the customer has taken possession, but based on specific contractual terms, title has not yet passed to the customer. The Company may ship inventory to existing customers that require additional equipment to expand their existing networks prior to the signing of an expansion contract. Inventories are stated at the lower of cost or market value, based on the FIFO method of accounting. Write-downs are based on the assumptions about future market conditions and customer demand, including projected changes in average selling prices resulting from competitive pricing pressures. The Company continually monitors inventory valuation for potential losses and obsolete inventory at its manufacturing facilities as well as at customer sites. If actual market conditions are less favorable than those projected by management, additional write-downs may be required. If actual market conditions are more favorable than anticipated, the previously written down inventory may be sold to customers and result in lower cost of sales and higher income from operations than expected in that period.

Deferred Costs:

Deferred costs:

Deferred costs consist of product shipped to the customer for which the rights and obligations of ownership have passed to the customer but revenue has not yet been recognized due to prolonged acceptance periods for tests and the existence of undelivered elements, such as post-contract support including software update rights for which the Company does not have a vendor specific objective evidence of fair value. All deferred costs are stated at cost. Management periodically assesses the recoverability of deferred costs and provides reserves against deferred cost balances when recovery of deferred costs is not probable. Recoverability is evaluated based on various factors including the length of time the product has been held at the customer site, the viability of payment, including assessment of product demand if a revenue sharing arrangement exists and/or the evaluation if a related transaction will result in a gross margin loss. In a loss situation for a transaction, the deferred cost balance is adjusted for impairment equal to the value of the excess of cost over the amount of revenue that will be eventually recognized for the transaction. Revenue and cost of sales are recorded when final acceptance is received from the customer. With greater concentration of product at customer sites under contract with specific or individual customers, the financial conditions of such specific or individual customers may result in increased concentration risk exposure for the Company's inventory. For any post contract support services contracts signed before the Company's adoption of ASU 09-13/14, where the related revenue is deferred, due to lack of VSOE for post contract support, the entire related deferred direct costs are classified as a noncurrent asset.

Property, Plant and Equipment:

Property, Plant and Equipment:

Property, plant and equipment are recorded at cost and are stated net of accumulated depreciation. Depreciation is provided for on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are amortized on a straight-line basis over the shorter of the estimated useful lives or the term of the lease. When assets are disposed, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are included in results of operations. The Company generally depreciates its property, plant and equipment over the following periods:

Years
Furniture, test or manufacturing equipment	5
Computers and software	2 – 3
Automobiles	5
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets

Depreciation expense was $2.9 million, $5.4 million, and $4.4 million, for the years ended December 31, 2014, 2013 and 2012, respectively, which included accelerated amortization of leasehold improvements amounting to $ 0.2 million for early termination of a portion of Hangzhou office lease, $2.0 million for the Beijing and a portion of Hangzhou offices lease and $0.9 million for the Beijing office lease due to the early termination of leases for the years ended December 31, 2014, 2013 and 2012, respectively.

Other than Temporary Impairment on Investment:

Other than Temporary Impairment on Investment:

The Company reviews its investments for an other-than-temporary impairment whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. Investments identified as having an indication of impairment are subject to further analysis to determine if the impairment is other-than-temporary and this analysis requires estimation the fair value of the investment. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value. The determination of fair value of the investment involves considering factors such as current economic and market conditions, the operating performance of the companies including current earnings trends and forecasted cash flows, and other company and industry specific information. Investment impairments recorded as an other-than-temporary were $3.9 million, $9.4 million, and $3.0 million, for the years ended December 31, 2014, 2013 and 2012, respectively.

Impairment of Long-Lived Assets:

Impairment of Long-Lived Assets:

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If undiscounted expected future cash flows are less than the carrying value of the assets, an impairment loss is recognized based on the excess of the carrying amount over the fair value of the assets. Long-lived assets that are to be disposed of by sale are measured at the lower of book value or fair value less cost to sell.

Advertising Costs:

Advertising Costs:

The Company expenses all advertising costs as incurred. Payment to customers for marketing development costs are accounted for as a reduction of the revenue associated with customers as incurred. For the years ended December 31, 2014, 2013 and 2012, advertising costs totaled $0.1 million, $0.1 million, and $0.2 million, respectively.

Restructuring Liabilities, Litigation and Other Contingencies:

Restructuring Liabilities, Litigation and Other Contingencies:

The Company accounts for its restructuring plans using the guidance provided in ASC 420 “Exit or Disposal Cost Obligations” and ASC 712 “Compensation—Nonretirement Postemployment Benefits”. The Company accounts for litigation and contingencies in accordance with ASC 450, “Contingencies”, which requires that the Company record an estimated loss from a loss contingency when information available prior to issuance of the Company's financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and the amount of loss can be reasonably estimated.

Stock-Based Compensation:

Stock-Based Compensation:

Stock-based compensation expense for all share-based payment awards granted to employees is determined based on the grant-date fair value. Stock-based compensation expense for restricted stock awards is measured based on the closing fair market value of the Company's ordinary shares on the date of grant. Stock-based compensation expense for stock options is estimated at the grant date based on each option's fair value as calculated by Black-Scholes model. Stock-based compensation is expensed ratably on a straight-line basis over the requisite service period, which is generally the vesting term of the share-based payment awards. The performance-based restricted stock units are subject to the attainment of goals determined by the Compensation Committee of the Company's Board of Directors. The Company records the relevant stock-based compensation for the performance-based restricted stock units based on the probability of meeting the performance conditions.

Accumulated Other Comprehensive Income (AOCI):

Accumulated Other Comprehensive Income (AOCI):

Accumulated Other Comprehensive Income mainly consisted of foreign currency translation and the unrealized gain or loss from available-for-sale investments. The changes in AOCI, including the amounts reclassified to income, were as follows:

Foreign currency translation and unrealized gain, net of tax
(in thousands)
Balance at December 31, 2012	$79,621
Loss recorded in other comprehensive loss	(6,671)
Less: Gain reclassified from AOCI to income	(7,088)
Balance at December 31, 2013	65,862
Loss recorded in other comprehensive loss	(2,902)
Unrealized gain from available-for-sale investments	673
Less: Loss reclassified from AOCI to income	121
Balance at December 31, 2014	$63,754

As of December 31, 2014 and 2013, no accumulated other comprehensive income or loss is attributable to non-controlling interests

The Company reclassifies foreign currency translation adjustments from AOCI to income upon sale or upon complete or substantially complete liquidation of investments in foreign entities, with the amounts attributable to the entities and accumulated in the translation adjustment component of equity is both: (a) removed from the separate component of equity; and (b) reported as part of the gain or loss on sale or liquidation of the investment for the period during which the sale or liquidation occurs. During fiscal 2014, the Company recognized and reclassified $0.1 million to net loss from the cumulative translation adjustment previously recorded in accumulated other comprehensive income upon the liquidation of three Chinese entities. The prior cumulative translation adjustment primarily resulted from the difference between local functional currency and the Company's reporting currency.

On October 4, 2014, one of the Company's cost method investees Cortina was acquired by Inphi Corporation, or Inphi, a public company listed on the New York Stock Exchange. Upon the Merger agreement between Inphi and Cortina, considering the total consideration amount of this acquisition and the Company's interest holding as of September 30, 2014, the Company recorded a $1.5 million realized investment disposal loss in the third quarter of 2014. In exchange for the 1% interest in Cortina, the Company received 124,395 shares of Inphi on November 14, 2014. Management assessed the shares and classified them as available-for-sale securities and subject to fair value accounting. As of December 31, 2014, the fair value of the shares was $2.3 million, which resulted in an unrealized gain of $0.5 million and is recorded in Other Comprehensive Loss in the year ended December 31, 2014.

As of December 31, 2013, the Company held a $20.0 million Convertible Bond of UTStarcom Hong Kong Holdings Ltd. issued to the Company. The Convertible Bond was classified as available-for-sale debt securities subject to fair value accounting. As of December 31, 2014, the fair value of the Convertible Bond approximates $20.2 million, using the Cox, Ross and Rubinstein Binomial Model (“Binomial-Model”), which is based on the fair value of invested capital evaluated by an income approach. Therefore, the Company recognized $0.2 million unrealized gain in Other Comprehensive Income.

Income Taxes:

Income Taxes:

The Company is subject to income taxes in both the United States and numerous foreign jurisdictions. Significant judgment is required in evaluating the Company's tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company recognizes the tax benefit (expense) from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company recognizes interest expense and penalties related to income tax matters as part of the provision for income taxes.

The Company recognizes deferred income taxes as the difference between the tax bases of assets and liabilities and their financial statement amounts based on enacted tax rates. Management judgment is required in the assessment of the recoverability of the Company's deferred tax assets based on its assessment of projected taxable income. Numerous factors could affect the Company's results of operations in the future. If there was a significant decline in the Company's future operating results, its assessment of the recoverability of its deferred tax assets would need to be revised, and any such adjustment to its deferred tax assets would be charged to income in that period. If necessary, the Company records a valuation allowance to reduce deferred tax assets to an amount management believes is more likely than not to be realized. Changes in estimates of taxable income in the future could result in reversal of the valuation allowances which would be credited to income in the year of reversal.

The Company provides U.S. taxes on foreign undistributed earnings that are not considered to be permanently reinvested outside the United States.

Financial Instruments:

Financial Instruments:

Financial instruments consist of cash and cash equivalents, short and long-term investments, notes receivable, accounts receivable and payable and accrued liabilities. The carrying amounts of cash and cash equivalents, bank notes, accounts receivable and payable, notes receivable, and accrued liabilities approximate their fair values because of the short-term nature of those instruments. The fair value of long term investments in debt and equity securities is determined based on quoted market prices or available information about investees.

Foreign Currency Translation:

Foreign Currency Translation:

The Company's operations are conducted through international subsidiaries where the local currency is the functional currency and the financial statements of those subsidiaries are translated from their respective functional currencies into U.S. Dollars. All foreign currency assets and liabilities are translated at the period-end exchange rate and all revenues and expenses are translated at the average exchange rate for the period. The effects of translating the financial statements of foreign subsidiaries into U.S. Dollars are reported as a cumulative translation adjustment, a separate component of accumulated other comprehensive income in stockholders' equity. During fiscal 2014, the Company recognized $0.1 million to net loss from the cumulative translation adjustment previously recorded in accumulated other comprehensive income upon the liquidation of three Chinese entities. During fiscal 2013, the Company recognized $7.1 million to net income from the cumulative translation adjustment previously recorded in accumulated other comprehensive income upon the liquidation of two previously inactive Chinese entities. The prior cumulative translation adjustment primarily resulted from the difference between local functional currency and the Company's reporting currency.

The foreign currency translation gain(loss) related to the remeasurement of transactions denominated in other than the functional currency is included in other income(expenses), net on the Company's Consolidated Statements of Operations and Comprehensive Loss. In connection with this remeasurement process, the Company recorded losses of 0.6 million, gains of $3.9 million and losses of $4.7 million in the years ended December 31, 2014, 2013 and 2012, respectively.

Earnings per Share:

Earnings per Share:

Basic earnings per share, or EPS, is computed by dividing net income (loss) available to holders of ordinary shares or common stockholders, by the weighted average number of the Company's ordinary shares outstanding, as applicable, during the period, which excludes unvested restricted stock. Diluted EPS presents the amount of net income (loss) available to each ordinary share, outstanding during the period plus each ordinary share that would have been outstanding assuming the Company had issued ordinary shares, for all dilutive potential ordinary shares outstanding during the period. The Company's potentially dilutive ordinary shares include outstanding stock options, unvested restricted stock and restricted stock units. The following table summarizes the total potential ordinary shares that were excluded from the diluted per share calculation, because to include them would have been anti-dilutive for the period.

	Years ended December 31,
	2014	2013	2012
		(in thousands)
Anti-dilutive stock options and awards/units outstanding	1,784	1,734	2,002
Total(1)	1,784	1,734	2,002

(1)
Calculated using the treasury stock method, which assumes proceeds are used to reduce the dilutive effect of outstanding stock awards. Assumed proceeds include the unrecognized deferred compensation of share awards, and assumed tax proceeds from excess stock-based compensation deductions.

For the years ended December 31, 2014, 2013 and 2012, no potential ordinary shares were dilutive because of the net loss incurred in those years, therefore basic and dilutive EPS were the same.

Recent Accounting Pronouncements:

Recent Accounting Pronouncements:

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606).” The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.

To achieve that core principle, an entity should apply the following steps:

Step 1: Identify the contract(s) with a customer.

Step 2: Identify the performance obligations in the contract.

Step 3: Determine the transaction price.

Step 4: Allocate the transaction price to the performance obligations in the contract.

Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation.

As compared to existing guidance on revenue recognition, this Update will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions, and capital markets. Because the guidance in this Update is principles-based, it can be applied to all contracts with customers regardless of industry-specific or transaction-specific fact patterns.

The guidance in this Update also improves U.S. GAAP by reducing the number of requirements to which an entity must consider in recognizing revenue. For example, before this Update an entity would have potentially considered industry- specific revenue guidance for some transactions, in addition to general revenue guidance and potentially other relevant guidance that commonly affects revenue transactions. Rather than referring to several locations for guidance, this Update provides a comprehensive framework within Topic 606. As a result of issuing this Update, the FASB concluded that over time the guidance for recognizing revenue in U.S. GAAP should be less complex than current guidance.

Additionally, the guidance requires improved disclosures to help users of financial statements better understand the nature, amount, timing, and uncertainty of revenue that is recognized. The comprehensive disclosure package will improve the understandability of revenue, which is a critical part of the analysis of an entity's performance and prospects. Furthermore, this Update provides guidance for transactions that are not addressed comprehensively (for example, service revenue, contract modifications, and licenses of intellectual property). Finally, the guidance will apply to all entities, including nonpublic entities that previously did not have extensive guidance.

Disclosures

An entity should disclose sufficient information to enable users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Qualitative and quantitative information is required about:

1.	Contracts with customers—including revenue and impairments recognized, disaggregation of revenue, and information about contract balances and performance obligations (including the transaction price allocated to the remaining performance obligations)

2.	Significant judgments and changes in judgments—determining the timing of satisfaction of performance obligations (over time or at a point in time), and determining the transaction price and amounts allocated to performance obligations

3.	Assets recognized from the costs to obtain or fulfill a contract.

For a public entity, the amendments in this Update are effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early application is not permitted. The Company believes the adoption of this ASU will have a material and comprehensive effect on the Company's financial position, results of operations Currently, management is in the process of assessing the impact resulting from the adoption of this ASU.

In June 2014, the FASB issued ASU 2014-12, “Compensation—Stock Compensation (Topic 718).” The amendments require that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. A reporting entity should apply existing guidance in Topic 718 as it relates to awards with performance conditions that affect vesting to account for such awards. As such, the performance target should not be reflected in estimating the grant-date fair value of the award. Compensation cost should be recognized in the period in which it becomes probable that the performance target will be achieved and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered. If the performance target becomes probable of being achieved before the end of the requisite service period, the remaining unrecognized compensation cost should be recognized prospectively over the remaining requisite service period. The total amount of compensation cost recognized during and after the requisite service period should reflect the number of awards that are expected to vest and should be adjusted to reflect those awards that ultimately vest. The requisite service period ends when the employee can cease rendering service and still be eligible to vest in the award if the performance target is achieved. As indicated in the definition of vest, the stated vesting period (which includes the period in which the performance target could be achieved) may differ from the requisite service period.

For all entities, the amendments in this Update are effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. The effective date is the same for both public business entities and all other entities. The Company will not early adopt this Update, and believes the adoption of this ASU will not have a material effect on the Company's financial position, results of operations or cash flows.

In August 2014, the FASB issued ASU 2014-12, “Presentation of Financial Statements—Going Concern (Subtopic 205-40).” Previously, there was no guidance in GAAP about management's responsibility to evaluate whether there is substantial doubt about an entity's ability to continue as a going concern or to provide related footnote disclosures. The amendments in this Update provide that guidance. In doing so, the amendments should reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity's ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management's plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management's plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued)

The amendments in this Update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. The Company will not early adopt this Update, and believes the adoption of this ASU will not have a material effect on the Company's financial position, results of operations or cash flows.

In January 2015, the FASB issued ASU 2015-01, “Income Statement Extraordinary and Unusual Items”. This standard eliminates the concept of extraordinary and unusual items from U.S. GAAP. The new standard is effective for annual and interim periods after December 15, 2015. Early adoption is permitted. The Company will not early adopt this Update, and believes the adoption of this ASU will not have a material effect on the Company's financial position, results of operations or cash flows.

In February 2015, the FASB issued the ASU 2015-02, “Consolidation (Topic 810) — Amendments to the Consolidation Analysis”, which amends the criteria for determining which entities are considered VIEs, amends the criteria for determining if a service provider possesses a variable interest in a VIE and ends the deferral granted to investment companies for application of the VIE consolidation model. The ASU is effective for interim and annual periods beginning after December 15, 2015. Early application is permitted. The Company will not early adopt this Update, and believes the adoption of this ASU will not have a material effect on the Company's financial position, results of operations or cash flows.